EXHIBIT 99.1


[SYNOVICS PHARMACEUTICALS, INC. LOGO]


Synovics Pharmaceuticals, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.synovics.com
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               SYNOVICS PHARMACEUTICALS, INC. ANNOUNCES CHANGE OF
                        COMPANY'S NAME AND TRADING SYMBOL

PHOENIX, AZ, April 11, 2006 - Synovics Pharmaceuticals, Inc., (SYVC.OB) a specialty pharmaceutical company with proprietary drug formulation and delivery technologies utilized in the development of an extensive pipeline of difficult to formulate, oral controlled-release generic and branded drugs, announced today that it completed the process of changing its name and is now trading under the symbol "SYVC" on the Bulletin Board. The Company also announced that it is changing its CUSIP number to 87163M 10 1. The Company previously announced that it had begun the process of changing its name from Bionutrics, Inc to Synovics Pharmaceuticals, Inc. by filing a Preliminary 14C with the SEC on Feb 3, 2006 and by filing a Definitive 14C on March 2, 2006.

Ronald H. Lane, Ph.D., Bionutrics' Chairman and Chief Executive Officer stated, "This step is more than symbolism for our Company in its progression. The new name speaks to the focus, assets and strategy of the Company and to the people we intend to bring aboard in forming our team to exploit Synovics' great potential. With rights to technology for a pipeline of twenty 505(b)(2) and generic drug formulations, and the intended acquisition of Kirk Pharmaceuticals, we believe we have good cause to be very excited about the prospects of our future. The new name, with its freshness and meaning, is most timely and appropriate for our Company."

ABOUT BIONUTRICS:

Bionutrics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Bionutrics is undertaking the initiation of US development and commercializing its extensive pipeline of difficult to formulate generic and branded drugs. Bionutrics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. The Company earlier this year announced the initiation of its first two generic drug candidates, SNG1001a and SNG1002a, candidates for which it hopes to file an ANDA with the FDA towards the end of this year. The Company believes it has numerous "first to file" or only to file opportunities on it's ANDAs which could be awarded periods of marketing exclusivity. Additionally, the Company intends to develop its portfolio of oral controlled-release branded drugs and file a series of 505(b)(2) New Drug Applications with the FDA. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING

STATEMENTS  WITHIN THE MEANING OF SECTION 27A OF THE  SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS," "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY", OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING OUR PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; OUR ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS WE EXPECT; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR OUR PRODUCTS; OUR POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF OUR FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES WE EXPECT; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT WE PURCHASE; THE REGULATORY ENVIRONMENT; OUR EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; OUR TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS WE MAY ACQUIRE AND IMPLEMENTING OUR NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.